Harbor Fixed Income Funds

Supplement to Prospectus dated June 1, 2018
January 11, 2019
Harbor Real Return Fund
Effective January 9, 2019, Jeremie Banet no longer serves as a portfolio manager for Harbor Real Return Fund (the “Fund”). PIMCO continues to serve as the subadviser to the Fund, and Mihir P. Worah and Stephen A. Rodosky serve as co-portfolio managers for the Fund.
The following replaces the corresponding information in the “Portfolio Management” section on page 23 of the Prospectus:
Portfolio Managers
Mihir P. Worah, Ph.D. Pacific Investment Management Company LLC
Mr. Worah is a Managing Director and Portfolio Manager of PIMCO and has managed the Fund since 2007.
Stephen A. Rodosky Pacific Investment Management Company LLC
Mr. Rodosky is a Managing Director and Portfolio Manager of PIMCO and has managed the Fund since 2019.

The Subadviser and Portfolio Managers
The following replaces the corresponding information on page 35 of the Prospectus:
Harbor Real Return Fund
Pacific Investment Management Company, LLC (“PIMCO”), located at 650 Newport Center Drive, Newport Beach, CA 92660, serves as Subadviser to Harbor Real Return Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Mihir P. Worah, Ph.D.	2007	Mr. Worah began his career in the investment industry when he joined PIMCO in 2001. Mr. Worah is Chief Investment Officer Asset Allocation and Real Return and a Managing Director at PIMCO. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. Prior to joining PIMCO, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter.
Stephen A. Rodosky	2019	Mr. Rodosky joined PIMCO in 2001 and is a Managing Director and a Portfolio Manager for U.S. long duration strategies. He serves as head of talent management for portfolio management in the U.S. and previously led the firm’s U.S. rates team. Prior to joining PIMCO, Mr. Rodosky was Vice President of institutional sales with Merrill Lynch. Mr. Rodosky began his investment career in 1995.
Investors Should Retain This Supplement For Future Reference
S0119.P.FI